SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 29, 2003

(Date of Report)

SAFECO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	1-6563	91-0742146

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

SAFECO Plaza, 4333 Brooklyn Avenue N.E., Seattle, Washington 98185

(Address of Principal Executive Offices, including Zip Code)

(206) 545-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     The Registrant is filing as an exhibit hereto certain information to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-102298), filed on December 30, 2002.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibit:

25.1	Form T-1 Statement of Eligibility of J.P. Morgan Trust Company, National Association, to act as trustee for Senior Debt

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFECO CORPORATION

Dated: January 29, 2003	By:	/s/ Richard M. Levy

	Name:	Richard M. Levy
	Title:	Vice President, Controller and Chief Accounting Officer

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Exhibit Index

25.1	Form T-1 Statement of Eligibility of J.P. Morgan Trust Company, National Association, to act as trustee for Senior Debt

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